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                                                                    EXHIBIT 3.37

                                STATE OF DELAWARE

                                                                          PAGE 1

                        OFFICE OF THE SECRETARY OF STATE

                         ------------------------------

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RADIO ONE OF TEXAS II, LLC", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF NOVEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

                               [SEAL]  /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

3448942 8100                                             AUTHENTICATION: 1457206

010589267                                                         DATE: 11-20-01

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/20/2001
                                                          010589267 - 3448942

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

- FIRST: The same of the limited liability company is Radio One of Texas II, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

In Witness WHEREOF, the undersigned has executed this Certificate of Formation of Radio One of Texas II, LLC this 20th day of November, 2001.

                                                /s/ Donna McClurkin-Fletcher
                                                --------------------------------
                                                Donna McClurkin-Fletcher
                                                Authorized Person